EXHIBIT 99.1

                                                         EXECUTION COPY


                 Amendment to Pooling and Servicing Agreement
                 --------------------------------------------

                  This Amendment to that certain Pooling and Servicing Agreement identified on Exhibit A attached hereto (the "Servicing Agreement") is entered into as of March 6, 2002 by and among ASSET BACKED SECURITIES CORPORATION, in its capacity as Depositor ("ABSC"), FAIRBANKS CAPITAL CORP., in its capacity as a Servicer ("Fairbanks"), LONG BEACH MORTGAGE COMPANY, in its capacity as a Servicer ("Long Beach"), and U.S. BANK NATIONAL ASSOCIATION, in its capacity as Trustee ("U.S. Bank").

                  WHEREAS, in connection with its duties and obligations under the Servicing Agreement, Fairbanks is required to make certain P&I Advances and certain Servicing Advances (as such terms are defined in the Servicing Agreement);

                  WHEREAS, in order to make P&I Advances and Servicing Advances, Fairbanks wishes to borrow funds pursuant to a financing arrangement with JPMorgan Chase Bank; and

                  WHEREAS, pursuant to such financing arrangement, Fairbanks desires to pledge as collateral certain of its rights under the Servicing Agreement;

                  NOW, THEREFORE, pursuant to the provisions of the Servicing Agreement concerning the correction, modification or supplementation of any provisions thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed among ABSC, Fairbanks, Long Beach and U.S. Bank as follows:

           A.     Amendment of Section 6.04.  The second paragraph of
                  Section 6.04 of the Servicing Agreement shall be amended to read as follows:

                  Except as expressly provided herein, no Servicer shall assign or transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract with, nor authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by such Servicer hereunder. The foregoing prohibition on assignment shall not prohibit any Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to such Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an Indemnitee under this Agreement. In addition, Fairbanks may pledge its rights to receive reimbursement for P&I Advances and Servicing Advances owed to it under the Servicing Agreement as collateral under any financing arrangement.

                  If, pursuant to any provision hereof, the duties of any Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to such Servicer pursuant hereto shall thereafter be payable to such successor Servicer.

           B. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

           C. Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Servicing Agreement or any provision hereof or thereof.

           D. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           E. Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.



                          [Signature Page To Follow]


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


         IN WITNESS WHEREOF, each undersigned party has caused this Amendment to be duly executed by one of its officers thereunto duly authorized as of the 6th day of March, 2002.

                           ASSET BACKED SECURITIES CORPORATION,
                           as Depositor

                           By:      /s/ Greg Richter
                               ----------------------------------
                           Name:    Greg Richter
                                 --------------------------------
                           Title:      Vice President
                                  --------------------------------

                           FAIRBANKS CAPITAL CORP.,
                           as a Servicer

                           By:      /s/ Terrel W. Smith
                               -----------------------------------
                           Name:    Terrell W. Smith
                                ----------------------------------
                           Title:   Executive Vice President
                                  ---------------------------------

                           LONG BEACH MORTGAGE COMPANY,
                           as a Servicer

                           By:    /s/ Jeffrey A. Sorensen
                                ----------------------------------
                           Name:  Jeffrey A. Sorensen
                                ----------------------------------
                           Title:   First Vice President
                                 ----------------------------------

                           U.S. BANK NATIONAL ASSOCIATION,
                           as Trustee

                           By:       /s/ S. Christopherson
                                 -------------------------------------
                           Name:     S. Christopherson
                                 -------------------------------------
                           Title:    Vice President
                                 -------------------------------------



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


                                   EXHIBIT A
                                   ----------



Pooling and Servicing Agreement relating to Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE1, among Asset Backed Securities Corporation, as Depositor, Fairbanks Capital Corp., as a Servicer, Long Beach Mortgage Company, as a Servicer, and U.S. Bank National Association, as Trustee, dated as of January 1, 2002.





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